SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report (Date of earliest
                        event reported):
                                 August 12, 2002


                             STILWELL FINANCIAL INC.
               (Exact name of company as specified in its charter)


            DELAWARE                    001-15253                 43-1804048
-------------------------------   --------------------    ----------------------
  (State or other jurisdiction    (Commission file        (IRS Employer
        of incorporation)                number)          Identification Number)


            920 Main Street, 21st Floor, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)


                Company's telephone number, including area code:
                                (816) 218 - 2400


                                 Not Applicable
          (Former name or former address if changed since last report)


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Item 7.           Financial Statements and Exhibits

(c)              Exhibits

                 Exhibit No.             Document
                    (99)          Additional Exhibits


                    99.1 Statement Under Oath of Principal Executive Officer and PrincipalFinancial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings pursuant to Securities and Exchange Commission Order
                                  No. 4-460, is attached hereto as Exhibit 99.1.

                    99.2          Officer's Certification pursuant to 18 U.S.C.
                                  Section 1350, as adopted pursuant to Section
                                  906 of the Sarbanes-Oxley Act of 2002, is attached hereto as Exhibit 99.2.



Item 9.           Regulation FD Disclosure

            Stilwell Financial Inc. ("Stilwell") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings pursuant to Securities and Exchange Commission Order No. 4-460. Landon H. Rowland, Stilwell's Chairman, President and Chief Executive Officer, signed as Principal Executive Officer and Daniel P. Connealy, Stilwell's Vice President and Chief Financial Officer, signed as Principal Financial Officer.

            Stilwell is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.2 to this report. Exhibit 99.2 is the Officer's Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Landon H. Rowland, Stilwell's Chairman, President and Chief Executive Officer, signed as Principal Executive Officer and Daniel P. Connealy, Stilwell's Vice President and Chief Financial Officer, signed as Principal Financial Officer.

            The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.




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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Stilwell Financial Inc.


Date: August 14, 2002               By:        /s/  Douglas E. Nickerson
                                       -----------------------------------------
                                                 Douglas E. Nickerson
                                       Vice President, Controller and Treasurer
                                            (Principal Accounting Officer)



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